UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Denbury Resources Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to Be Held on May 20, 2014

DENBURY RESOURCES INC.	Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 25, 2014
Date: May 20, 2014 Time: 3:00 P.M. CDT
	Location:	The Dallas/Plano Marriott at Legacy Town Center 7121 Bishop Road Plano, Texas 75024

DENBURY RESOURCES INC. ATTN: INVESTOR RELATIONS 5320 LEGACY DRIVE PLANO, TX 75024

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
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— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person:  Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet:  To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow à XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors
Nominees:
	01) Wieland F. Wettstein	06) Gregory L. McMichael
	02) Michael L. Beatty	07) Kevin O. Meyers
	03) Michael B. Decker	08) Phil Rykhoek
	04) John P. Dielwart	09) Randy Stein
	05) Ronald G. Greene	10) Laura A. Sugg

The Board of Directors recommends you vote FOR the following proposals:

2.	Advisory vote to approve the Company's 2013 named executive officer compensation.
3.	Proposal to ratify the Audit Committee's selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2014.

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.